UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Definitive Proxy Statement
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WESTERN ASSET HIGH INCOME FUND II INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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WESTERN ASSET HIGH INCOME FUND II INC.

55 Water Street, New York, New York 10041

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 27, 2008

To the Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset High Income Fund II Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, August 4, 2008 at 3:00 p.m. Eastern Standard Time, for the purposes of considering and voting upon the following:

1. The election of Directors; and

2. Any other business that may properly come before the Meeting and any adjournments or postponments thereof.

The close of business on June 13, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET HIGH INCOME FUND II INC.

55 Water Street, New York, New York 10041

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Western Asset High Income Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, August 4, 2008 at 3:00 p.m., Eastern Standard Time (and at any adjournment or adjournments thereof), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about June 27, 2008. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of each nominee for Director. The close of business on June 13, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each holder is entitled to one vote for each full share and the appropriate fraction of a vote for each fractional share held. On June 13, 2008, there were 77,614,787.492 shares of the Fund's common stock outstanding.

In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 100 Light Street, Baltimore, Maryland 21202, is the Fund's investment manager. Pursuant to a sub-advisory agreement with LMPFA, Western Asset Management Company ("Western Asset") and Western Asset Management Company Limited ("Western Asset Limited") are the Fund's sub-investment advisors. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Proposal: Election of Directors

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, Stockholders will be asked to elect two Class I Directors.The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that they will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class I Directors serving until the 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2002	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 1998	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	24	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Nominee
Class II Directors serving until the 2009 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	25	None

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Nominee
Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2001	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	25	Director of two registered investment companies advised by Blackstone Advisors

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 1998	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	25	None

Class III Directors until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Carol L. Colman Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2002	President, Colman Consulting Co.	25	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc. (consulting)	25	Director of Associated Banc-Corp.

*  The term "fund complex" means two or more registered investment companies that:

(a)   Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)   Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTOR

R. Jay Gerken, CFA** Legg Mason & Co., LLC 620 Eighth Avenue New York, NY 10016 Birth year: 1951	Chairman, CEO, President and Director	Since 2002	Managing Director, Legg Mason & Co., LLC ("Legg Mason & Co."); Chairman of the Board and Trustee/Director of 153 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC ("SBFM") and Citi Fund Management, Inc. ("CFM") (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).	153	None

**  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an employee of Legg Mason, the parent company of the Fund's investment adviser.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2007:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman	C	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

William R. Hutchinson	E	E

Dr. Riordan Roett	B	C

Jeswald W. Salacuse	B	C

INTERESTED DIRECTOR

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2007.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended April 30, 2008, the Board of Directors held four regular meetings and five special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2007 annual meeting of stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Assest to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

As of the Record Date, the Fund had outstanding 77,614,787.492 shares of Common Stock, par value $0.001 per share, of which 77,052,911 shares (or 99.27%) were held but not beneficially owned by Cede & Co., a nominee for participants in Depository Trust Company. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of the Fund other than those listed in the table below. As of the Record Date, the officers and Board members of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

The following table shows, as of June 13, 2008, the beneficial owners of 5% or more of the outstanding shares of the Fund. This information is based on reports (Schedules 13 D and G) filed with the Securities and

Exchange Commission ("SEC") by the firms listed in the table below as well as information as to beneficial ownership reported to the Fund on behalf of the holder.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent* of Class
Common Stock	Claymore Securities, Inc. Claymore Advisors, LLC 2455 Corporate West Drive Lisle, IL CT 60532	4,452,618 shares	5.74%

*  Based upon 77,614,787.492 shares outstanding as of June 13, 2008.

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041 Birth year: 1965	Treasurer and Chief Financial Officer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason.

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10016 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002- 2005).

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met five times during the fiscal year ended April 30, 2008. The Fund's Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which was filed as Annex A to the Fund's Proxy Statement dated June 26, 2007.

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met four times during the Fund's fiscal year ended April 30, 2008. The Fund's Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to the Fund's Proxy Statement dated June 26, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on June 26, 2008, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended April 30, 2008.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse
June 26, 2008

Additional Matters

Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended April 30, 2008 and the total compensation paid to each Director during the calendar year ended December 31, 2007. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended April 30, 2008 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Year Ended 04/30/08	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/07
Directorships(2)
Carol L. Colman	$26,484	$326,113	(25)
Daniel P. Cronin	$23,885	$192,450	(25)
Paolo M. Cucchi	$23,885	$174,250	(25)
Leslie H. Gelb	$25,174	$178,250	(25)
Willian R. Hutchinson	$26,519	$368,240	(25)
Dr. Riordan Roett	$25,501	$180,250	(25)
Jeswald W. Salacuse	$32,140	$187,250	(24)

(1)  Fund Complex means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and principal officers, persons who own more than 10% of the Fund's common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that for the fiscal year ended April 30, 2008, all relevant persons have complied with applicable filing requirements.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in-person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2007 and April 30, 2008 (the "Reporting Period") for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,500 in 2007 and $56,500 in 2008.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended April 30, 2007 were $12,000 and $13,500 in April 30, 2008.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely RIC qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended April 30, were: $2,650 in 2007 and $0 in 2008.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended April 30, 2007 and 2008.

There also were no other non-audit services rendered by KPMG to LMPFA, and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to the Fund requiring preapproval by the Audit Committee in the Reporting Period.

Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended April 30, 2007 and April 30, 2008; Tax Fees were 100% and 100% for the years ended April 30, 2007 and April 30, 2008; and for Other Fees paid were 100% for the Reporting Period.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended April 30, 2007 and April 30, 2008 was $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Proposals to be Submitted by Stockholders and other Shareholder Communications

All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2009 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 28, 2009. Any stockholder who desires to bring a proposal at the Fund's 2009 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 300 First Stamford Place, 2nd Floor, Stamford, CT 06902) no later than 60 days prior to the date of the 2009 Annual Meeting of Stockholders. However, if less than 70 days' notice or prior public disclosure of the date of the 2009 Annual Meeting of Shareholders is given, such written notice must be delivered to the Secretary of the Fund not later than the 10th day following the public announcement of the date of the 2009 Annual Meeting of Stockholders.

The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th floor
New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset High Income Fund II Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Other Information

The Fund's Annual Report containing financial statements for the fiscal year ended April 30, 2008 is available free of charge by writing to the Fund c/o Legg Mason at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of these documents or to determine how to request a single copy if multiple copies of the document are received, shareholders should contact the Fund at the address and phone number set forth above.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

June 27, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET HIGH INCOME FUND II INC.

August 4, 2008

COMMON STOCK

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

20200000000000001000	5	080408

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. Election of Class I Directors:		2. Any other business that may properly come before the Meeting.

	NOMINEES:	This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.
FOR ALL NOMINEES	Daniel P. Cronin Jeswald W. Salacuse

WITHHOLD AUTHORITY FOR ALL NOMINEES		Please refer to the Proxy Statement for a discussion of the Proposal.

FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check here of you plan to attend the Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

COMMON STOCK	COMMON STOCK

WESTERN ASSET HIGH INCOME FUND II INC.

August 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, and Barbara Allen, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset High Income Fund II Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on Monday, August 4, 2008, at 3:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

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